UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 1, 2011

Glowpoint, Inc.
(Exact name of registrant as specified in its Charter)

Delaware	0-25940	77-0312442
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

430 Mountain Avenue, Murray Hill, NJ	07974
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (973) 855-3411

Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 1, 2011, Glowpoint, Inc. (“Glowpoint” or the “Company”) held its annual meeting of stockholders, pursuant to which the stockholders approved amendments to the Company’s 2007 Stock Incentive Plan (the “Plan”).  The amendments to the Plan (a) increased the number of shares authorized for issuance under the Plan to 3,010,000 shares and (b) established the maximum number of shares that may be granted to any one individual during any one fiscal year at 1,000,000.

The Company’s Board of Directors (the “Board”) unanimously approved the amendments to the Plan on April 5, 2011, subject to stockholder approval.  A description of the amendments to the Plan is included in the Company’s 2011 Proxy Statement (the “Proxy Statement”), as filed with the Securities and Exchange Commission on April 12, 2011 under the heading “PROPOSAL NO. 2 – APPROVE AN AMENDMENT TO THE 2007 STOCK INCENTIVE PLAN TO INCREASE THE SHARES RESERVED FOR ISSUANCE THEREUNDER TO 3,010,000 AND TO ESTABLISH THE MAXIMUM NUMBER OF SHARES THAT MAY BE GRANTED TO ANY ONE INDIVIDUAL DURING ANY ONE FISCAL YEAR AT 1,000,000."  The description of the Plan is incorporated herein by reference and is qualified in its entirety by reference to the full text of the amended Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 5.07     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On June 1, 2011, Glowpoint held its annual meeting of stockholders, during which the following matters were decided by the following votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as applicable:

1) Election of the following directors, each to a one-year term:

Name of Director	Votes For	Withheld
Kenneth Archer	11,880,130	1,796,390
Grant Dawson	12,524,882	1,151,638
Joseph Laezza	12,528,354	1,148,166
James S. Lusk	12,524,706	1,151,814

2) Amending the Company’s 2007 Stock Incentive Plan to increase the shares reserved for issuance thereunder to 3,010,000 shares of common stock and to establish the maximum number of shares that may be granted to any one individual during any one fiscal year at 1,000,000:  12,331,959 votes for; 1,328,669 votes against; 15,891 abstentions; and 6,360,240 broker non-votes.

3) Ratification of the selection of EisnerAmper LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2011:  18,344,579 votes for; 1,262,162 votes against; and 430,018 abstentions.

No other business came before the annual meeting.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is furnished with this report:

Exhibit No.	Description
10.1	Glowpoint, Inc. 2007 Stock Incentive Plan, as amended through June 1, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOWPOINT, INC.

By:                 /s/ John R. McGovern
Name:                 John R. McGovern
Title:                 Chief Financial Officer

Dated:  June 2, 2011